                                AMENDMENT NO. 1

                                       TO

                                    FORM 8-A

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                     FOR REGISTRATION OF CERTAIN CLASSES OF
                  SECURITIES PURSUANT TO SECTION 12(b) OR (g)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        STEVEN MYERS & ASSOCIATES, INC.
                        -------------------------------
             (Exact name of registrant as specified in its charter)

      California                                            33-0080929
-----------------------                                 -------------------
(State of incorporation                                  (I.R.S. Employer
    or organization)                                    Identification No.)

4695 MacArthur Court, Eighth Floor, Newport Beach, California       92660
-------------------------------------------------------------     ---------
          (Address of principal executive offices)                (Zip Code)

       Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                             Name of each exchange on which
to be so registered                             each class is to be registered
-------------------                             ------------------------------
      None

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:

        333-40725            (if applicable)
-----------------------------

       Securities to be registered pursuant to Section 12(g) of the Act:

                           Common Stock, no par value
                           --------------------------
                                (Title of Class)

ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.
          -------------------------------------------------------

          A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 41 of Registrant's Registration Statement on Form S-1 (No. 333-40725) as filed with the Securities and Exchange Commission on November 21, 1997, and as amended from time to time, and such description is incorporated herein by reference.


ITEM 2.   EXHIBITS.
          --------

  Exhibit
  Number                Description                                Location
  -------               -----------                                --------
   3.1          Articles of Incorporation of Registrant as            (1)
                amended and restated.

   3.2          Bylaws of the Registrant, as amended.                 (1)

   4.1          Specimen Common Stock Certificate                     (1)

---------------

(1) Incorporated by reference to the similarly numbered exhibit to Registrant's Registration Statement on Form S-1 (No. 333-40725) filed with the Securities and Exchange Commission on November 21, 1997, as amended from time to time.










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

                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


Dated:  January 26, 1998                STEVEN MYERS & ASSOCIATES, INC.


                                        By: /s/ RONALD A. HUNN
                                            ----------------------------------
                                            Ronald A. Hunn
                                            Chief Financial Officer






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